Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Borrowings
Amounts due within one year	$ 258,262	$ 268,090
Less: unamortized deferred loan/bond issuance costs	(12,636)	(12,668)
Borrowings, current portion	245,626	255,422
Amounts due after one year	3,583,447	2,930,221
Less: unamortized premium	797	1,457
Less: unamortized deferred loan/bond issuance costs	(56,649)	(39,705)
Borrowings, non-current portion	3,527,595	2,891,973
Total	$ 3,773,221	$ 3,147,395